UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2005

DOW JONES & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

1-7564

13-5034940

(State or other jurisdiction

(Commission File Number)

(I.R.S. Employer

of incorporation)

Identification No.)

200 Liberty Street, New York, New York

10281

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (212) 416-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-

12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

On August 29, 2005, Dow Jones & Company, Inc. (the “Company”) amended its 5-year credit agreement dated June 25, 2001 and its 5-year credit agreement dated June 21, 2004 (the “Credit Agreements”) to temporarily increase the leverage covenant (from 3.5x to 4.0x) for the two quarters ended September 30, 2005 and December 31, 2005.  The amendments revised the “Maintenance of Ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow” covenant in Section 6.3 to read “Permit the ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow to exceed (a) as at September 30, 2005 or December 31, 2005, 4.0 to 1.0 or (b) as at any other fiscal-quarter-end date of the Company, 3.50 to 1.00.”  While the Company believes that its leverage for these two quarters will likely meet the current covenant level, the temporary increase will provide prudent cushion to ensure continued compliance.

The Company had also entered into technical amendments to its Credit Agreements in December 2004 to revise the “Limitation on Mergers and Sales of Assets” covenant in Section 6.2 to clarify an unintended ambiguity.  The amendments allow a Subsidiary (as defined in the Credit Agreements) to merge or consolidate with another corporation provided that such Subsidiary is the surviving corporation (or, in any case where a Subsidiary is a party to such merger or consolidation and such Subsidiary is not the surviving corporation, the surviving corporation is a wholly owned Subsidiary of the Company).

Item 9.01 .  Financial Statements and Exhibits

 (c)  Exhibits

99.1

First Amendment dated as of December 17, 2004 to the Company’s 5-Year Credit Agreement dated June 21, 2004.

99.2

Fourth Amendment dated as of December 17, 2004 to the Company’s 5-Year Credit Agreement dated June 25, 2001.

99.3

Second Amendment dated as of August 29, 2005 to the Company’s 5-Year Credit Agreement dated June 21, 2004.

99.4

Fifth Amendment dated as of August 29, 2005 to the Company’s 5-Year Credit Agreement dated June 25, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW JONES & COMPANY, INC.

Dated: August 31, 2005

By: _Robert Perrine______

Robert Perrine

Chief Accounting

Officer and Controller

EXHIBIT INDEX

Exhibit No.

Description

99.1

First Amendment dated as of December 17, 2004 to the Company’s 5-Year Credit Agreement dated June 21, 2004.

99.2

Fourth Amendment dated as of December 17, 2004 to the Company’s 5-Year Credit Agreement dated June 25, 2001.

99.3

Second Amendment dated as of August 29, 2005 to the Company’s 5-Year Credit Agreement dated June 21, 2004.

99.4

Fifth Amendment dated as of August 29, 2005 to the Company’s 5-Year Credit Agreement dated June 25, 2001.